UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)
___________________________________

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

___________________________________

Allbirds, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

ALLBIRDS, INC.

2025 Annual Meeting
Vote by June 5, 2025
11:59 p.m. Eastern Time

allbirds

ALLBIRDS, INC.
30 HOTALING PLACE
SAN FRANCISCO, CA 94111

V70653-P24709

You invested in ALLBIRDS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the 2025 Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 6, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 6, 2025
12:00 PM PT

Virtually at:
www.virtualshareholdermeeting.com/BIRD2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Class I Director	
	Nominee:	
1a.	Ann Freeman	**For**
2.	Ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	**For**

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment, continuation, or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V70654-P24709